Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Revenues grew ten percent year-over-year to $107.6 million; cash flow from operations was $24.1 million

GAAP earnings were $0.46/diluted share; non-GAAP earnings were $0.69/diluted share

SAN JOSE, Calif.--(BUSINESS WIRE)--July 27, 2017--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended June 30, 2017. Results are calculated using the “sell-in” method of revenue recognition on sales to distributors, reflecting the company’s adoption of ASC 606 effective January 1, 2017. Prior-year results have been recast as if ASC 606 had been in effect for those periods.

Net revenues for the second quarter were $107.6 million, an increase of three percent from the prior quarter and ten percent from the second quarter of 2016. Net income was $13.9 million or $0.46 per diluted share, compared to $0.47 per diluted share in the prior quarter and $0.39 per diluted share in the second quarter of 2016. Cash flow from operations was $24.1 million for the quarter.

In addition to its GAAP results, the company provided certain non-GAAP financial measures that exclude stock-based compensation expenses, amortization of intangible assets and the tax effects of these items. Non-GAAP net income for the second quarter was $21.1 million or $0.69 per diluted share, compared with $0.63 per diluted share in the prior quarter and $0.61 per diluted share in the second quarter of 2016.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Quarterly revenues grew ten percent from a year ago, and we believe we are on track for another year of double-digit revenue growth. We are excited about the breadth and diversity of growth opportunities across our business, such as expanding electronic content in consumer appliances, IoT applications, faster charging for mobile devices, LED lighting, electric transportation, renewable energy, high-voltage DC transmission and more. We are attacking these opportunities with our most innovative products ever, and we have a robust pipeline of new products that will further expand our addressable market in the years to come.”

Additional Highlights

  Power Integrations paid a dividend of $0.14 per share on June 30, 2017. A dividend of $0.14 per share is scheduled to be paid on September 29, 2017, to stockholders of record as of August 31, 2017.
  Power Integrations’ board of directors has expanded the company’s share-repurchase authorization by $30 million; the company now has $53.6 million available for the repurchase of its common stock.
  Power Integrations was issued 15 U.S. patents during the second quarter of 2017.

Financial Outlook

The company issued the following forecast for the third quarter of 2017:

  Revenues are expected to be $111 million plus or minus $3 million.
  GAAP gross margin is expected to be approximately 49.3 percent; non-GAAP gross margin is expected to be approximately 50.5 percent. (The difference between the expected GAAP and non-GAAP gross margins is composed of approximately 0.9 percentage points from amortization of acquisition-related intangible assets and 0.3 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be approximately $39.5 million; non-GAAP operating expenses are expected to be approximately $33 million. (Non-GAAP expenses are expected to exclude approximately $6 million of stock-based compensation expenses and $0.5 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can join the call by dialing 1-647-788-4901. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power-conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets (including in-place lease intangible assets) and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. These non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The statements in this press release regarding the company’s forecast for its third-quarter financial performance, being on track for double-digit revenue growth for the year and expanding its addressable market in the years to come are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 8, 2017. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
NET REVENUES	$107,563	$104,688	$97,571	$212,251	$185,607

COST OF REVENUES	54,116	54,212	49,786	108,328	93,334

GROSS PROFIT	53,447	50,476	47,785	103,923	92,273

OPERATING EXPENSES:
Research and development	17,341	16,640	15,859	33,981	30,638
Sales and marketing	12,607	11,633	11,407	24,240	22,147
General and administrative	8,765	8,704	8,133	17,469	15,983
Amortization of acquisition-related intangible assets	537	583	611	1,120	1,277
Total operating expenses	39,250	37,560	36,010	76,810	70,045

INCOME FROM OPERATIONS	14,197	12,916	11,775	27,113	22,228

Other income, net	465	506	236	971	497

INCOME BEFORE INCOME TAXES	14,662	13,422	12,011	28,084	22,725

PROVISION FOR INCOME TAXES	760	(677)	604	83	939

NET INCOME	$13,902	$14,099	$11,407	$28,001	$21,786

EARNINGS PER SHARE:
Basic	$0.47	$0.48	$0.40	$0.95	$0.76
Diluted	$0.46	$0.47	$0.39	$0.92	$0.74

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,720	29,456	28,850	29,589	28,765
Diluted	30,454	30,248	29,422	30,370	29,361

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$351	$143	$293	$494	$383
Research and development	2,351	1,634	1,940	3,985	3,409
Sales and marketing	1,189	1,097	899	2,286	1,926
General and administrative	2,436	2,095	1,880	4,531	3,710
Total stock-based compensation expense	$6,327	$4,969	$5,012	$11,296	$9,428

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$939	$939	$946	$1,878	$1,907

General & administrative expenses include:
Patent-litigation expenses	$1,779	$1,844	$1,658	$3,623	$2,817

Other income, net includes:
Amortization of in-place lease intangible assets	$90	$90	$90	$180	$180

REVENUE MIX BY END MARKET
Communications	22%	28%	26%	25%	25%
Computer	4%	4%	6%	4%	6%
Consumer	41%	37%	36%	39%	37%
Industrial	33%	31%	32%	32%	32%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Six Months Ended
		June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
	RECONCILIATION OF GROSS PROFIT
	GAAP gross profit	$53,447	$50,476	$47,785	$103,923	$92,273
	GAAP gross margin	49.7%	48.2%	49.0%	49.0%	49.7%

	Stock-based compensation included in cost of revenues	351	143	293	494	383
	Amortization of acquisition-related intangible assets	939	939	946	1,878	1,907

	Non-GAAP gross profit	$54,737	$51,558	$49,024	$106,295	$94,563
	Non-GAAP gross margin	50.9%	49.2%	50.2%	50.1%	50.9%

	RECONCILIATION OF OPERATING EXPENSES
	GAAP operating expenses	$39,250	$37,560	$36,010	$76,810	$70,045

Less:	Stock-based compensation expense included in operating expenses
	Research and development	2,351	1,634	1,940	3,985	3,409
	Sales and marketing	1,189	1,097	899	2,286	1,926
	General and administrative	2,436	2,095	1,880	4,531	3,710
	Total	5,976	4,826	4,719	10,802	9,045

	Amortization of acquisition-related intangible assets	537	583	611	1,120	1,277

	Non-GAAP operating expenses	$32,737	$32,151	$30,680	$64,888	$59,723

	RECONCILIATION OF INCOME FROM OPERATIONS
	GAAP income from operations	$14,197	$12,916	$11,775	$27,113	$22,228
	GAAP operating margin	13.2%	12.3%	12.1%	12.8%	12.0%

Add:	Total stock-based compensation	6,327	4,969	5,012	11,296	9,428
	Amortization of acquisition-related intangible assets	1,476	1,522	1,557	2,998	3,184

	Non-GAAP income from operations	$22,000	$19,407	$18,344	$41,407	$34,840
	Non-GAAP operating margin	20.5%	18.5%	18.8%	19.5%	18.8%

	RECONCILIATION OF PROVISION FOR INCOME TAXES
	GAAP provision for income taxes	$760	$(677)	$604	$83	$939
	GAAP effective tax rate	5.2%	-5.0%	5.0%	0.3%	4.1%

	Tax effect of adjustments to GAAP results	(736)	(1,533)	(225)	(2,269)	(526)

	Non-GAAP provision for income taxes	$1,496	$856	$829	$2,352	$1,465
	Non-GAAP effective tax rate	6.6%	4.3%	4.4%	5.5%	4.1%

	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
	GAAP net income	$13,902	$14,099	$11,407	$28,001	$21,786

	Adjustments to GAAP net income
	Stock-based compensation	6,327	4,969	5,012	11,296	9,428
	Amortization of acquisition-related intangible assets	1,476	1,522	1,557	2,998	3,184
	Amortization of in-place lease intangible assets	90	90	90	180	180
	Tax effect of items excluded from non-GAAP results	(736)	(1,533)	(225)	(2,269)	(526)

	Non-GAAP net income	$21,059	$19,147	$17,841	$40,206	$34,052

	Average shares outstanding for calculation
	of non-GAAP income per share (diluted)	30,454	30,248	29,422	30,370	29,361

	Non-GAAP net income per share (diluted)	$0.69	$0.63	$0.61	$1.32	$1.16

	GAAP income per share	$0.46	$0.47	$0.39	$0.92	$0.74

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2017	March 31, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$32,649	$46,335	$62,134
Short-term marketable securities	221,346	203,753	188,323
Accounts receivable	18,697	15,046	6,528
Inventories	52,432	51,149	52,564
Prepaid expenses and other current assets	16,902	16,770	8,715
Total current assets	342,026	333,053	318,264

PROPERTY AND EQUIPMENT, net	113,202	105,893	95,296
INTANGIBLE ASSETS, net	28,324	29,890	31,502
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	19,328	19,857	11,342
OTHER ASSETS	6,809	8,118	6,157
Total assets	$601,538	$588,660	$554,410

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$30,124	$37,478	$29,727
Accrued payroll and related expenses	11,639	9,146	10,756
Taxes payable	1,072	877	729
Other accrued liabilities	3,858	3,409	2,734
Total current liabilities	46,693	50,910	43,946

LONG-TERM LIABILITIES:
Income taxes payable	2,805	2,804	2,639
Deferred tax liabilities	615	688	820
Other liabilities	4,422	4,115	3,921
Total liabilities	54,535	58,517	51,326

STOCKHOLDERS' EQUITY:
Common stock	29	29	28
Additional paid-in capital	189,259	182,235	172,875
Accumulated other comprehensive loss	(2,419)	(2,514)	(2,710)
Retained earnings	360,134	350,393	332,891
Total stockholders' equity	547,003	530,143	503,084
Total liabilities and stockholders' equity	$601,538	$588,660	$554,410

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$13,902	$14,099	$11,407	$28,001	$21,786
Adjustments to reconcile net income to cash provided by operating activities

Depreciation	4,357	4,112	4,206	8,469	8,521
Amortization of intangible assets	1,566	1,612	1,647	3,178	3,439
Loss on disposal of property and equipment	-	38	70	38	148
Stock-based compensation expense	6,327	4,969	5,012	11,296	9,428
Amortization of premium on marketable securities	257	251	169	508	429
Deferred income taxes	457	(1,105)	306	(648)	225
Increase in accounts receivable allowances	80	-	104	80	193
Change in operating assets and liabilities:
Accounts receivable	(3,731)	(8,518)	(3,667)	(12,249)	(6,252)
Inventories	(1,283)	1,415	(1,084)	132	5,185
Prepaid expenses and other assets	(115)	(8,234)	714	(8,349)	(674)
Accounts payable	(1,252)	(2,377)	4,879	(3,629)	3,039
Taxes payable and other accrued liabilities	3,523	(315)	(153)	3,208	(1,566)
Net cash provided by operating activities	24,088	5,947	23,610	30,035	43,901

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(16,473)	(6,403)	(2,795)	(22,876)	(4,890)
Purchases of marketable securities	(49,636)	(61,938)	(20,984)	(111,574)	(66,211)
Proceeds from sales and maturities of marketable securities	31,800	46,340	14,390	78,140	52,921
Net cash used in investing activities	(34,309)	(22,001)	(9,389)	(56,310)	(18,180)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	697	4,392	491	5,089	3,448
Repurchase of common stock	-	-	(350)	-	(6,435)
Payments of dividends to stockholders	(4,162)	(4,137)	(3,754)	(8,299)	(7,483)
Net cash provided by (used in) financing activities	(3,465)	255	(3,613)	(3,210)	(10,470)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(13,686)	(15,799)	10,608	(29,485)	15,251

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	46,335	62,134	94,735	62,134	90,092

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$32,649	$46,335	$105,343	$32,649	$105,343

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
joe@power.com